SCHEDULE 14A
                              (RULE 14A-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT


                         SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

    Filed by the Registrant <checked-box>
    Filed by a party other than the Registrant <square>
    Check the appropriate box:
    <square> Preliminary Proxy Statement
    <checked box> Definitive Proxy Statement
    <checked box> Definitive Additional Materials
    <square> Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
-------------------------------------------------------------------------------
                 Merrill Lynch Institutional Intermediate Fund
               (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
                 Merrill Lynch Institutional Intermediate Fund
                  (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
    <square>  $125  per  Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
    <square> $500 per each party  to  the  controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
    <square> Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
    (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transactions applies:
-------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
    (5) Total fee paid:
-------------------------------------------------------------------------------
    <checked box> Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
    <square> Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
-------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
    (3) Filing Party:
-------------------------------------------------------------------------------
    (4) Date Filed:
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                              PROXY


             Merrill Lynch Institutional Intermediate Fund
                        800 Scudders Mill Road
                     Plainsboro, New Jersey  08536


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
     ___________________________________________________________

     The undersigned hereby appoints each of Robert W. Crook, Terry K. Glenn and Jerry Weiss as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all shares of beneficial interest of Merrill Lynch Institutional Intermediate Fund (the "Fund") held of record by the undersigned on September 10, 1996 at a special meeting of shareholders of the Fund to be held on October 25, 1996 or any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

1. To consider and act upon a proposal to elect the following persons as Trustees of the Fund:


<square> FOR all nominees  <square> WITHHOLD AUTHORITY to
    listed below (except        vote for all nominees
    as marked to the            listed below
    contrary below)


     Robert W. Crook, A. Bruce Brackenridge, Charles C. Cabot, Jr., James T. Flynn, Terry K. Glenn, George W. Holbrook, Jr. and W. Carl Kester.

2. To consider and act upon a proposal to approve a change in the Fund's investment objective and to change the name of the Fund to "Merrill Lynch Intermediate Government Bond Fund".

<square>   FOR               <square>   AGAINST               <square>   ABSTAIN

3. To consider and act upon a proposal to amend the investment restrictions of the Fund.

<square>   FOR               <square>   AGAINST               <square>   ABSTAIN

4. To consider and act upon a proposal to amend the Declaration of Trust of the Fund in connection with the implementation of the Merrill Lynch Select Pricing{SM} System (the 'Select Pricing System'), a multiclass distribution system for the offer and sale of shares of the Fund.

<square>   FOR               <square>   AGAINST               <square>   ABSTAIN

5. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

<square>   FOR               <square>   AGAINST               <square>   ABSTAIN

6. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                 Please sign this proxy in the space provided below. Execution by shareholders who are not individuals must be made by an authorized signatory.

                                 Dated:




                                 Signature


Please mark boxes <checked-box> or <square> in blue or black ink.

Please sign, date and return this Proxy
promptly using the enclosed envelope.





PAGE

             MERRILL LYNCH INSTITUTIONAL INTERMEDIATE FUND

                        800 SCUDDERS MILL ROAD
                     PLAINSBORO, NEW JERSEY  08536


               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OCTOBER 25, 1996


TO THE SHAREHOLDERS OF MERRILL LYNCH INSTITUTIONAL INTERMEDIATE FUND:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Merrill Lynch Institutional Intermediate Fund (the "Fund") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, October 25, 1996 at 9:00 A.M. for the following purposes:

           (1) To elect a Board of Trustees to serve until their successors are duly elected and qualified;

           (2) To consider and act upon a proposal to approve a change in the Fund's investment objective and to change the name of the Fund to "Merrill Lynch Intermediate Government Bond Fund;"

           (3) To consider and act upon a proposal to amend the investment restrictions of the Fund;

           (4) To consider and act upon a proposal to amend the Declaration of Trust of the Fund in connection with the implementation of the Merrill
     Lynch Select Pricing{SM} System (the 'Select Pricing System'), a multiclass distribution system for the offer and sale of shares of the Fund;

           (5) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

           (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on September 10, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from PAGE and  after  October  11, 1996, at 800 Scudders Mill Road, Plainsboro,
New Jersey. Shareholders are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                      By Order of the Board of Trustees


                                      Jerry Weiss
                                       SECRETARY

Plainsboro, New Jersey
Dated:  October 1, 1996




PAGE

                                PROXY STATEMENT
                 ____________________________________________

                 MERRILL LYNCH INSTITUTIONAL INTERMEDIATE FUND
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY  08536
                 _____________________________________________


                        SPECIAL MEETING OF SHAREHOLDERS
                               OCTOBER 25, 1996
                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of Merrill Lynch Institutional Intermediate Fund (the "Fund"), to be voted at the Special Meeting of Shareholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road,
Plainsboro, New Jersey, on October 25, 1996 at 9:00 A.M. The approximate mailing date of this Proxy Statement is October 1, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted 'FOR' the election of the Board, 'FOR' the proposal to approve a change in the Fund's investment objective and to change the name of the Fund, 'FOR' the proposal to amend the fundamental investment restrictions of the Fund, 'FOR' the amendment to the Fund's Declaration of Trust in connection with the implementation of the Merrill Lynch Select Pricing{SM} System (the 'Select Pricing System') and 'FOR' the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.


     The Board has fixed the close of business on September 10, 1996 (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting rights. As of September 10, 1996, the Fund had outstanding 5,832,561 shares of beneficial interest in the Fund, par value $.10 per share ("Beneficial Interest"). To the knowledge of the Fund as of September 10, 1996, no entities owned beneficially more than five percent of the outstanding shares of the Fund at such date other than: International Meta Systems, Inc., 100 North Sepulveda Boulevard, Suite 601, El Segundo, California 90245-4359, which owned 411,615 shares, representing 7.05% of such outstanding shares; First Singles Church USA, Inc., 3812 Kirkwood Avenue, Orange, California 92669-5350, which owned 414,537 shares, representing 7.10% of such outstanding shares; and American Cancer Society, Illinois Division Inc., 77 East Monroe, Chicago, Illinois 60603-5700, which owned 334,250 shares, representing 5.75% of such outstanding shares.

PAGE

PROPOSAL NO. 1 - ELECTION OF TRUSTEES

     At the Meeting, each Trustee will be elected to serve for an indefinite term until his or her successor is elected and qualified, until his or her death, or until he or she resigns or is otherwise removed under the Fund's Declaration of Trust. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Certain information concerning the nominees is set forth as follows:


                                                                         COMMON STOCK
                                                                         BENEFICIALLY
                               PRINCIPAL OCCUPATIONS                      OWNED AS OF
NAME AND ADDRESS               DURING PAST FIVE YEARS                    SEPTEMBER 1,
  OF NOMINEE                 AND PUBLIC DIRECTORSHIPS{1}          AGE       1996{2}           PERCENT
________________             ___________________________          ___    _______________      _______

Robert W. Crook{1, 3}. . . .   Senior Vice President of           60            0               ***
 One Financial Center           Management ("MLAM"), and of
 Boston, Massachusetts          Merrill Lynch Funds
 02111-2646                     Distributor, Inc. ("MLFD")
                                since 1990 and Vice President
                                of MLAM and MLFD prior thereto.
                                Director of the Fund since
                                since 1986.

A. Bruce Brackenridge. . . .   Group Executive of J.P.            66           0
 9 Elm Lane                     Morgan & Co., Inc. (banking)
 Bronxville, New York           and Morgan Guaranty Trust
 10708                          Company from 1979 to 1991
                                and an employee of J.P.
                                Morgan in various capacities
                                from 1952 to 1991.  Director
                                of the Fund since 1992.

Charles C. Cabot, Jr.{1}. . .  Partner of the law firm            66           0                ***
 One Post Office Square         Sullivan & Worcester P.C. and
 Boston, Massachusetts          associated with that firm since
 02119                          1966.  Director of the Fund
                                since 1986.

James T. Flynn{1}. . . . . .  Chief Financial Officer of J.P.     57           0                ***
 340 East 72nd Street           Morgan & Co., Inc. from 1990 to
 New York, New York             1995 and an employee of
 10021                          J.P. Morgan in various capacities
                                from 1967 to 1995.  Director of
                                the Fund since 1996.

Terry K. Glenn{1, 3}. . . . .  Executive Vice President of MLAM   55           0                ***
 P.O. Box 9011                  and Fund Asset Management, L.P.
 Princeton, New Jersey          ("FAM") since 1983; Executive
 08543-9011                     Vice President and Director of
                                Princeton Services, Inc. since
                                1993; President of MLFD since
                                1986 and Director thereof
                                since 1991; President of
                                Princeton Administrators,
                                L.P. since 1988.  Director of
                                the Fund since 1986.
PAGE

George W. Holbrook, Jr.{1}. . . Managing Partner of Bradley       65           0                ***
 107 John Street                 Resources Company (private
 Southport, Connecticut          investment company) and
 06490                           associated with that firm
                                 and its predecessors since
                                 1953; Director of Canyon
                                 Resources Corporation
                                 (mineral exploration
                                 company) and Thoratec
                                 Laboratories Corporation
                                 (medical device manufacturer).
                                 Director of the Fund since 1986.

W. Carl Kester{1}. . . . . .   MBA Class of 1958 Professor        44           0                ***
 Morgan Hall 393                of Business Administration of
 Harvard Business School        Harvard University Graduate
 Soldiers Field                 School of Business Administration
 Boston, Massachusetts          since 1981; Independent
 02163                          Consultant since 1978.
                                Director of the Fund since
                                1995.
                                                                             _____             _____
                                                                                                ***
                                                                             =====             =====

______________________________
1 A director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Merrill Lynch Investment Company Board Memberships' below.
2  This information has been furnished by each nominee.
3 Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Funds.

*** Less than 1%.

     COMMITTEES AND BOARD MEETINGS. The Board has an Audit and Nominating Committee (the "Committee"), which consists of the Trustees who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee will also select and nominate the Trustees who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties.

     Each of the current Trustees attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the last fiscal year while he was a Trustee and (ii) if a member, the total number of meetings of the Committee held during the last fiscal year while he was a Trustee.

     INTERESTED PERSONS. The Fund considers Mr. Crook and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions they hold with MLAM and its affiliates. Mr. Crook is the President of the Fund and a Senior Vice President of MLAM and FAM. Mr. Glenn is the Executive Vice President of FAM and MLAM, a Director of Princeton Services and President of Merrill Lynch Funds Distributor, Inc.

     COMPENSATION OF TRUSTEES. The Investment Adviser pays all compensation of all officers of the Fund and all Trustees who are affiliated with ML & Co. or PAGE its subsidiaries. The Fund pays each Trustee not affiliated with the Investment Adviser an annual fee of $6,000 and pays each Trustee's out-of-pocket expenses incurred in attending meetings of the Fund's Board of Trustees or any committee thereof. These fees and expenses aggregated $30,000 for the fiscal year ended October 31, 1995.

     The following table sets forth, for the fiscal year ended October 31, 1995, compensation paid by the Fund to the non-affiliated Trustees and, for the calendar year ending December 31, 1995, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM-advised Funds"), to the non-affiliated Trustees. In addition, during the Fund's most recently completed fiscal year, two Trustees who are no longer Trustees of the Fund each received $6,000 in compensation from the Fund and $30,000 in compensation from the Fund and MLAM-advised Funds.


                                           Pension or Retirement         Aggregate Compensation from
                        Compensation      Benefits Accrued as Part           Fund and FAM/MLAM
Name of Trustee          from Fund          of Fund Expenses             Advised Funds Paid To Trustee
_______________         ____________      ________________________       _____________________________
A. Bruce Brackenridge{1}  $6,000                  None                          $30,000
Charles C. Cabot, Jr.{1}   6,000                  None                           30,000
James T. Flynn{1,2}            0                  None                                0
George W. Holbrook{1}      6,000                  None                           30,000
W. Carl Kester{1,3}            0                  None                            7,500

_______________________________
{1}  The Trustees served on the boards of other MLAM-advised  Funds as follows:
     A. Bruce Brackenridge (5 funds and portfolios), Charles C. Cabot, Jr. (5 funds and portfolios), James T. Flynn (5 funds and portfolios), George
     W. Holbrook (5 funds and portfolios) and W. Carl Kester (5 funds and portfolios).
{2 }  Mr. Flynn became a Trustee in June 1996.
{3 }  Mr. Kester became a Trustee in December 1995.

     OFFICERS OF THE FUND. The Board of Trustees has elected 19 officers of the Fund. The President, Treasurer and Secretary are elected annually. The following sets forth information concerning each of these officers:



                                                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS               OFFICE                 AND OTHER AFFILIATIONS                 AGE
________________               ______                 ______________________                 ___

Robert W. Crook . . . .        President              Senior Vice President of               60
 One Financial Center          since 1986{1}           Merrill Lynch Asset Management
 Boston, Massachusetts                                 ("MLAM"), and of Merrill Lynch
 02111-2646                                            Funds Distributor, Inc. ("MLFD")
                                                       since 1990 and Vice President of
                                                       MLAM and MLFD prior thereto.

William E. Aldrich . . .       Executive               Vice President of MLAM, since         63
 One Financial Center           Vice President since    1993; Senior Vice President of
 Boston, Massachusetts          1986{1}                 MLFD, since 1990; Vice President
 02111-2646                                             of MLFD prior thereto and a Vice
                                                        President of FAM since 1981.

Michael J. Brady . . . . . .   Senior                  Vice President of MLAM since          37
 One Financial Center           Vice President          1993; Vice President of MLFD
 Boston, Massachusetts          since 1990{1}           since 1990 and an employee of MLFD
 02111-2646                                             prior thereto.

William M. Breen . . . . .     Senior                  Vice President of MLAM since          41
 One Financial Center           Vice President          1993 and Vice President of MLFD
 Boston, Massachusetts          since 1996 and          since 1990 and Assistant Vice
 02111-2646                     Assistant Treasurer     President of MLFD prior thereto.
                                since 1986{1}

Donald C. Burke. . . . . .     Vice President          Vice President of MLAM since          36
 P.O. Box 9011                  since 1994{1}           1990; emplopyee of Deloitte
 Princeton, New Jersey                                  & Touche llp from 1992 to 1990.
 08543-9011

James J. Fatseas . . . . .     Senior                  Vice President of MLAM since          40
 One Financial Center           Vice President since    1993; Vice President of MLFD
 Boston, Massachusetts          1986{1}                 since 1990 and Assistant Vice
 02111-2646                                             President of MLFD prior thereto.
PAGE

N. John Hewitt . . . . .       Senior                  Senior Vice President of              61
 P.O. Box 9011                  Vice President          Princeton Services, Inc. since
 Princeton, New Jersey          since 1993{1}           1993; Senior Vice President of
 08543-9011                                             MLAM and FAM since 1980.

William Wasel . . . . . .      Senior                   Vice President of MLAM since         37
 One Financial Center           Vice President           1993; Vice President of MLFD
 Boston, Massachusetts          since 1986{1}            since 1990 and Assistant Vice
 02111-2646                                              President of MLFD prior thereto.

Karen D. Barbato . . . .       Vice President           Employee of MLFD since               32
 One Financial Center           since 1992{1}            1982.
 Boston, Massachusetts
 02111-2646

Ann Catlin . . . . . . . .     Vice President          Employee of MLFD since                35
 One Financial Center           since 1992{1}           1986.
 Boston, Massachusetts
 02111-2646

Charles O. Daly . . . . .      Vice President          Employee of MLFD since                61
 One Financial Center           since 1986{1}           1981.
 Boston, Massachusetts
 02111-2646

Diana Frankland . . . . .      Vice President          Employee of MLFD since                61
 One Financial Center           since 1986{1}           1979.
 Boston, Massachusetts
 02111-2646

Jay C. Harbeck . . . . .       Vice President           Vice President of MLAM since         61
 P.O. Box 9011                  since 1993{1}            1986.
 Princeton, New Jersey
 08543-9011

Mark E. Maguire . . . .        Vice President           Assistant Vice President of          36
 One Financial Center           since 1990{1}            MLFD since 1990 and an employee
 Boston, Massachusetts                                   of MLFD since 1986.
 02111-2646

Patricia A. Schena . . .       Vice President           Employee of MLFD since               38
 One Financial Center           since 1992               1980.
 Boston, Massachusetts          and Assistant
 02111-2646                     Secretary since
                                1986{1}

Barry F. X. Smith . . .        Vice President           Employee of MLFD since               31
 One Financial Center           since 1992{1}            1987.
 Boston, Massachusetts
 02111-2646

Dianne F. McDonough .          Vice President           Employee of MLFD since               35
 One Financial Center           since 1992               1983.
 Boston, Massachusetts
 02111-2646
PAGE

Gerald M. Richard . . .        Treasurer                Senior Vice President and            47
 P.O. Box 9011                  since 1986{1}            Treasurer of MLAM and FAM since
 Princeton, New Jersey                                   1984; Vice President and
 08543-9011                                              Treasurer of MLFD since 1981;
                                                         Senior Vice President and
                                                         Treasurer of Princeton
                                                         Administrators, Inc. since 1988;
                                                         Senior Vice President and
                                                         Treasurer of Princeton Services,
                                                         Inc. since 1993.

Jerry Weiss . . . . . . . .   Secretary                Vice President of MLAM since          38
 P.O. Box 9011                 since 1991               1990 and an attorney in private
 Princeton, New Jersey                                  practice prior thereto.
 08543-9011

_______________________________
1 Director/trustee or officer of certain other investment companies for which FAM or MLAM acts as investment adviser.

2   This information has been furnished by each nominee.




     Stock Ownership. At September 1, 1996, the Trustees and Officers of the Fund as a group (twenty-four persons) owned an aggregate of less than 1/4 of 1% of the shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED UNDER THE INVESTMENT COMPANY ACT), UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.



PROPOSAL NO. 2 - TO CHANGE THE FUND'S INVESTMENT OBJECTIVE AND TO CHANGE THE NAME OF THE FUND TO "MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND"

     The investment objective of the Fund presently is "to seek current income [by investing] only in assets that qualify both as 'liquid assets' under the regulations of Office of Thrift Supervision and as investments permitted by the Federal Credit Union Act and the regulations of the National Credit Union Administration ("Permitted Investments"), as such regulations may be in effect from time to time." It is proposed that the Fund's investment objective be changed to read as follows: "The investment objective of the Fund is to seek the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years." Under normal circumstances, all or substantially all of the Fund's assets will be invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six to eight years. Accordingly, adoption of this proposal would permit the Fund to invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and would not limit the Fund to investments that qualify as Permitted Investments. Since its inception, the Fund has primarily invested in debt securities issued by or guaranteed by the U.S. Government and its agencies and instrumentalities with maturities not to exceed five years. As a result, upon adoption of the proposal, the Fund would continue to invest primarily in the same sorts of debt securities as it has in the past, although these debt securities may have longer maturities. Debt securities with longer maturities generally provide a higher current yield than shorter term debt securities, but are subject to greater changes in value in response to changes in the general level of interest rates. Therefore, if the PAGE proposal is adopted, an investment in shares of the Fund will involve somewhat greater risk of changes in value due to changes in interest rates.

     The Fund's current investment objective was designed to facilitate investment in the Fund by federal savings and loan associations and federal credit unions. However, this market has proven to be of limited viability for the Fund, and as of September 10, 1996, approximately 10.6% of the shares in the Fund were held by such investors. As a result, the Fund now seeks to eliminate the restriction of its current investment objective. AS A RESULT OF SUCH A CHANGE, THE INVESTMENTS OF THE FUND WILL NO LONGER BE CONSIDERED PERMITTED INVESTMENTS FOR FEDERAL SAVINGS AND LOAN ASSOCIATIONS AND FEDERAL CREDIT UNIONS. The elimination of the restriction of its current investment objective will, however, give the Fund greater flexibility in its investments, which should appeal to a broader range of investors.

           The reorganization of the Fund entails a shift from institutional investors to "retail" investors. In order for the Fund to operate in a retail sales environment, it is proposed that it cease offering certain shareholder conveniences associated with service of institutional investors. For example, the Fund would no longer offer its shareholders telephone transfer privileges; its settlement policy, including its dividend payment policy, would be converted from same-day settlement to a trade date plus three day ("T plus 3") settlement; and the Fund would offer shareholders quarterly, rather than monthly statements.

     In addition, the name of the Merrill Lynch Institutional Intermediate Fund is proposed to be changed to "Merrill Lynch Intermediate Government Bond Fund" to more accurately reflect the proposed new investment objective of the Fund.

     Unless the Board of Trustees determines otherwise, it is anticipated that this proposal, if approved by the shareholders of the Fund, will be implemented on or about November 1, 1996.

     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED UNDER THE INVESTMENT COMPANY ACT), UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.



PROPOSAL NO. 3 - AMENDMENT  TO  THE  FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
FUND

     The Fund has adopted investment restrictions that govern generally its operations. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Fund's Board if it deems it in the best interest of the Fund and its shareholders to do so. In addition to investment restrictions, the Fund operates pursuant to investment objectives and policies, described in the Fund's Prospectus and Statement of Additional Information, each dated April 26, 1996, that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. These investment objectives and policies will be unaffected by the adoption of the proposed investment restrictions (but may be affected by the adoption of Proposal 2 contained in this Proxy Statement). Generally, the investment objective of a Fund is a fundamental policy of the Fund that may be changed only by shareholder vote. The investment policies of a Fund are non-fundamental and may not be changed unless and until (i) the Board of Trustees of the Fund explicitly authorizes, by resolution, a change in the investment policy of the Fund and (ii) the Prospectus of the Fund is amended to reflect the change in policy and, if appropriate, to include additional disclosure. Shareholders
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
should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law. "Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

     It is proposed that the investment restrictions of the Fund be modified in order to conform them more closely to those of the other MLAM-advised Funds. The proposed uniform restrictions are designed to provide the Fund with as much investment flexibility as possible under the Act and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance. Substantially all of the MLAM-advised Funds operate under investment restrictions substantially similar to the proposed restrictions.

     The proposed changes to the investment restrictions are not expected to affect materially the current operations of the Fund (other than as they may be affected by adoption of Proposal 2 in this proxy statement). Although adoption of new or revised investment restrictions is not likely to have any effect on the current investment techniques employed by the Fund, it will contribute to the overall goal of uniformity and standardization, as well as provide the Fund with a greater ability to make future changes in non-fundamental investment restrictions through Board action. In this regard, the Board proposes that the Fund adopt, as described below, the uniform, updated investment restrictions.

     The proposed restrictions restate many of the fundamental and non-fundamental restrictions currently in effect for the Fund. In some instances, certain fundamental or non-fundamental restrictions have been modified or eliminated in accordance with developments in Federal regulations or in the securities markets since the inception of the Fund. In other instances, certain restrictions previously deemed fundamental have been redesignated non-fundamental. Fundamental investment restrictions may not be changed without a vote of the shareholders of the Fund, and the costs of shareholder meetings for these purposes generally are borne by the Fund and its shareholders. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs of seeking a shareholder vote.

     The Fund's current investment restrictions are set forth in Appendix A. Set forth below is each proposed restriction, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the Fund.

     PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS. The fundamental investment restrictions discussed below are proposed for the Fund. Under the proposed fundamental investment restrictions, the Fund may not:

     1. MAKE ANY INVESTMENT INCONSISTENT WITH THE FUND'S CLASSIFICATION AS A DIVERSIFIED COMPANY UNDER THE INVESTMENT COMPANY ACT.

     Commentary: Current applicable law regarding diversification of assets requires that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of these limitations.

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          At  one  time,  state  blue  sky  regulations  applied the diversification restriction to 100% of a mutual fund's assets, thereby prohibiting an investment company from investing more than 5% of total assets in a single issuer or from holding more than 10% of the voting securities of a single issuer. These state blue sky limitations, however, have been eliminated. The current fundamental investment restrictions of the Fund do not contemplate 100% diversification.

     If the uniform restrictions are approved, the Fund, which is currently classified as "diversified," would be subject, as a matter of investment policy, to the diversification restriction described above only with respect to 75% of its total assets. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of (i) total assets the Fund could invest in a single issuer or (ii) voting securities of a single issuer that could be held by the Fund. The Fund could, for example, invest up to 25% of its assets in a single issuer without limitation as to the percentage ownership of that issuer's outstanding securities. The primary purpose of the proposal is to give the fund the same investment flexibility as MLAM funds that have a diversification restriction with respect to 75% of their assets, as well as to enable the Fund to comply with any future changes in applicable law regarding diversification requirements without incurring the costs of soliciting a shareholder vote.

     2. INVEST MORE THAN 25% OF ITS ASSETS, TAKEN AT MARKET VALUE, IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY (EXCLUDING THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES).

     Commentary: The proposed restriction addresses concentration in a particular industry. The U.S. Government, its agencies and instrumentalities, states, municipalities and their political subdivisions are not considered to be part of any industry.

     3.    MAKE   INVESTMENTS   FOR  THE  PURPOSE  OF  EXERCISING  CONTROL   OR
MANAGEMENT.

     Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for the Fund.

     4. PURCHASE OR SELL REAL ESTATE, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES DIRECTLY OR INDIRECTLY SECURED BY REAL ESTATE OR INTERESTS THEREIN OR ISSUED BY COMPANIES WHICH INVEST IN REAL ESTATE OR INTERESTS THEREIN.

     Commentary: The proposed restriction is substantially similar to the applicable restriction in effect for the Fund. Under the proposed uniform restrictions, investment in real estate limited partnerships is prohibited in non-fundamental investment restriction (g) to provide the flexibility to the Board to modify the restriction in response to future changes in applicable law without incurring the expense of a shareholder vote.

     5. MAKE LOANS TO OTHER PERSONS, EXCEPT THAT THE ACQUISITION OF BONDS, DEBENTURES OR OTHER CORPORATE DEBT SECURITIES AND INVESTMENT IN GOVERNMENT OBLIGATIONS, COMMERCIAL PAPER, PASS-THROUGH INSTRUMENTS, CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES, REPURCHASE AGREEMENTS OR ANY SIMILAR INSTRUMENTS SHALL NOT BE DEEMED TO BE THE MAKING OF A LOAN, AND EXCEPT FURTHER THAT THE FUND MAY LEND ITS PORTFOLIO SECURITIES, PROVIDED THAT THE LENDING OF PORTFOLIO SECURITIES MAY BE MADE ONLY IN ACCORDANCE WITH APPLICABLE LAW AND THE
GUIDELINES SET FORTH IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

     Commentary: The proposed restriction, with respect to the making of loans, is in substance similar to the applicable restrictions in effect for the Fund. The Fund addresses loans to other persons and securities lending in two separate restrictions. The Fund may, as an investment
PAGE
     policy,  restrict investment in the instruments specifically
     permitted  in the  exception   beyond   the   limitations  set  forth  in
     the  proposed restriction.

     The Fund is permitted to engage in securities lending, but has restrictions in this regard. In particular, the Fund has a fundamental investment restriction limiting securities lending to less than 33 1/3% of total assets. In addition to investment restrictions, the Fund has imposed limitations on securities lending as an investment policy.

     Applicable law generally permits the lending of a fund's portfolio securities in an amount up to 33 1/3% of the fund's total assets, provided that such loans are made in accordance with prescribed guidelines which are set forth in the Fund's Statement of Additional Information. The Fund will continue to be subject to the lending limitations set forth as an investment policy in the Prospectus and Statement of Additional Information following approval of the proposed uniform investment restrictions, unless and until the Board determines that an amendment to such investment policy is in the best interest of the Fund and its shareholders and the Prospectus of the Fund is amended.

     6. ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD NOT VIOLATE APPLICABLE LAW.

     Commentary: The Fund currently limits through an investment policy the extent to which it may issue senior securities. The proposed restriction substitutes instead a limitation on the issuance of senior securities based upon applicable law.

     Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Fund has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Fund for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the fund's total assets when the loan is made.

     certain other investment techniques, which involve leverage or establish a prior claim to the fund's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. these techniques include standby commitment agreements, contracts for the purchase of securities on a delayed delivery basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. the manner and extent to which the fund can issue senior securities is governed by applicable law, is set forth in the Prospectus and Statement of Additional Information and may be changed only upon resolution of the Board.

     Investments in swaps, to the extent permitted, are not treated as senior securities so long as the fund segregates high-grade liquid debt securities with the Fund's custodian in an amount equal to any net payments required to be made on the swaps.

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
     7.    BORROW  MONEY,  EXCEPT  THAT (I) THE FUND MAY BORROW FROM
BANKS (AS DEFINED IN THE INVESTMENT COMPANY ACT) IN AMOUNTS UP TO 33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (II) THE FUND MAY BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (III) THE FUND MAY OBTAIN SUCH SHORT-TERM CREDIT AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES AND (IV) THE FUND MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE FUND MAY NOT PLEDGE ITS ASSETS OTHER THAN TO SECURE SUCH BORROWINGS OR, TO THE EXTENT PERMITTED BY THE FUND'S INVESTMENT POLICIES AS SET FORTH IN ITS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, IN CONNECTION WITH HEDGING TRANSACTIONS,
SHORT SALES, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS AND SIMILAR INVESTMENT STRATEGIES.

     Commentary: The Fund's investment policies, as stated in its Prospectus and Statement of Additional Information, include a limitation on borrowing, and on the pledging of assets to secure borrowings, that limits such borrowing to 10% of total assets and is more restrictive than the restrictions in proposed restriction (7). The Fund will continue to be limited by such investment policy on a non-fundamental basis. If the Fund intends to borrow from a bank or to offer debt securities privately as part of its investment policies, it will so state in its prospectus, and if the Fund intends as an investment policy to engage in a level of borrowing higher than 10% of total assets for investment purposes, additional disclosure with respect to the purposes of such borrowing and the consequences of leverage will be included in the Prospectus and Statement of Additional Information.

     With regard to purchases on margin, under current applicable law, the Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Fund may obtain such short term credit as necessary for the clearance of transactions. However, the Fund may pay initial or variation margin in connection with futures and related options transactions, as set forth in investment restriction (9) below, without regard to this prohibition.

     8. UNDERWRITE SECURITIES OF OTHER ISSUERS EXCEPT INSOFAR AS THE FUND TECHNICALLY MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933 IN SELLING PORTFOLIO SECURITIES.

     Commentary:   The  proposed restriction is in substance identical  to  the applicable restriction in effect for the Fund.

     9. PURCHASE OR SELL COMMODITIES OR CONTRACTS ON COMMODITIES, EXCEPT TO THE EXTENT THE FUND MAY DO SO IN ACCORDANCE WITH APPLICABLE LAW AND THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, AND WITHOUT REGISTERING AS A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT.

     Commentary: The Fund prohibits investment in commodities. Under the Investment Company Act, a fund must state its policy relating to the purchase and sale of commodities. The Fund currently does not anticipate investment in tangible commodities and would be greatly restricted from making such direct investments by the current provisions of the federal tax laws; however, the Fund may invest in financial instruments linked to commodities as described below. Adoption of the proposed uniform restrictions will enable the Fund to invest in commodities only in accordance with applicable law and with the Fund's investment policies as stated in its Prospectus and Statement of Additional Information.
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
     The Fund has obtained an exemptive order from the commission which, among other things, permits investment in the commodities markets to the extent such investment is limited to financial futures and options thereon for hedging purposes only. The terms of the exemptive order are slightly more restrictive than currently applicable law.

     Regulations of the Commodity Futures Trading Commission applicable to the Fund provide that futures trading activities, as described in the Fund's Prospectus and Statement of Additional Information, will not result in the fund being deemed a "commodity pool operator" as defined under such regulations if the Fund adheres to certain restrictions. In particular, to the extent that the Fund is permitted, as a matter of investment policy, to purchase and sell futures contracts and options thereon, it may do so (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

_________________________

     If approved by the shareholders, the above-listed restrictions will replace the fundamental investment restrictions for the Fund and, accordingly, will become the only fundamental investment restrictions under which the Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of a Fund's outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). PERSONS WHO ARE SHAREHOLDERS OF THE FUND ON THE RECORD DATE WILL BE ELIGIBLE TO VOTE ON AMENDING THE INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN. Unless the Board of Trustees determines otherwise, it is anticipated that this proposal, if approved by the shareholders of the Fund, will be implemented on November 1, 1996.

     PROPOSED NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Board has adopted the following non-fundamental investment restrictions, subject to approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions. Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Fund's Prospectus.

     Under the proposed non-fundamental investment restrictions, the Fund may not:

     A. PURCHASE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT TO THE EXTENT SUCH PURCHASES ARE PERMITTED BY APPLICABLE LAW.

     Commentary:   The  Fund  currently  states  a  restriction   relating   to
     securities of other investment companies as a fundamental, rather than a non-fundamental, restriction. Applicable law currently allows the Fund to
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
     purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

     The Fund has excepted from the prohibition on purchases of securities of other investment companies purchases made in connection with a plan of merger, consolidation, reorganization, or acquisition. This exception is not required and has therefore been deleted from the proposed restriction.

     B. MAKE SHORT SALES OF SECURITIES OR MAINTAIN A SHORT POSITION EXCEPT TO THE EXTENT PERMITTED BY APPLICABLE LAW.

     Commentary: In a short sale, an investor sells a borrowed security and has a corresponding obligation to "cover" by delivering at a later date the identical security. In a short sale "against the box," an investor sells the securities short while either owning the same securities in the same amount or having the right to obtain securities to cover through, for example, the investor's ownership of warrants, options, or convertible securities. The Fund currently prohibits short sales under any circumstances.

     Under current applicable law, short sales are considered to involve the creation of senior securities. A fund that includes short sales in its investment policies must secure its obligation to replace the borrowed security by depositing collateral in a segregated account in compliance with Commission guidelines.

     Short sales "against the box" are not considered speculative sales and do not create senior securities. The Fund is not specifically authorized to engage in short sales "against the box" but does not consider such sales to be short sales for purposes of its investment restrictions.

     If the proposed investment restrictions are adopted, the Fund will not make short sales unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended. However, short sales "against the box" will continue to be authorized to the extent permitted under applicable law.

     C. INVEST IN SECURITIES WHICH CANNOT BE READILY RESOLD BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS OR WHICH CANNOT OTHERWISE BE MARKETED, REDEEMED OR PUT TO THE ISSUER OR A THIRD PARTY, IF AT THE TIME OF ACQUISITION MORE THAN 15% OF ITS TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO SECURITIES WHICH MATURE WITHIN SEVEN DAYS OR SECURITIES WHICH THE BOARD OF TRUSTEES HAS OTHERWISE DETERMINED TO BE LIQUID PURSUANT TO APPLICABLE LAW.

     Commentary: Under the Investment Company Act, open-end investment companies are required to determine net asset value and offer redemption on a daily basis with payment to follow within seven days. In order to ensure that adequate cash is available at all times to cover redemptions, a fund is required to limit its investments in securities deemed illiquid to 15% of the fund's net assets.

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
     Under current applicable law, an illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued
     the investment.     The  types  of  securities that will be considered
     illiquid will vary over time based on changing market conditions and regulatory interpretations.

    Under current Commission interpretations, a fund may purchase, without regard to the foregoing limitation, securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), provided that they are determined to be liquid pursuant to guidelines and procedures established by the Board. Included among such securities are foreign securities traded in a foreign securities market and securities which can be offered and sold to "qualified institutional buyers," as defined in Rule 144A under the securities act ("Rule 144A Securities"). the MLAM-advised Funds are currently permitted to invest in Rule 144A securities.

     The proposed investment restriction would increase the Fund's flexibility with respect to the amount of securities deemed illiquid in which the fund
     may  invest  up  to  the  current  Commission  limit.   The  Fund, in the
     Prospectus and Statement of Additional Information, may limit investment in illiquid securities by the Fund to a percentage of less than 15% for certain reasons.

     Current applicable law does not require a fund to state its limitation on investment in illiquid securities as a fundamental policy; however, the Fund currently states its limitation on illiquid securities as a fundamental, rather than a non-fundamental, restriction.

     D. INVEST IN WARRANTS IF, AT THE TIME OF ACQUISITION, ITS INVESTMENTS IN WARRANTS, VALUED AT THE LOWER OF COST OR MARKET VALUE, WOULD EXCEED 5% OF THE FUND'S TOTAL ASSETS; INCLUDED WITHIN SUCH LIMITATION, BUT NOT TO EXCEED 2% OF THE FUND'S TOTAL ASSETS, ARE WARRANTS WHICH ARE NOT LISTED ON THE NEW YORK STOCK EXCHANGE OR AMERICAN STOCK EXCHANGE OR A MAJOR FOREIGN EXCHANGE. FOR PURPOSES OF THIS RESTRICTION, WARRANTS ACQUIRED BY THE FUND IN UNITS OR ATTACHED TO SECURITIES MAY BE DEEMED TO BE WITHOUT VALUE.

     Commentary: The Fund is otherwise authorized to invest in warrants as a matter of investment policy; however it will now be subject to the limitation set forth in proposed non-fundamental investment restriction
     (D).

     E. INVEST IN SECURITIES OF COMPANIES HAVING A RECORD, TOGETHER WITH PREDECESSORS, OF LESS THAN THREE YEARS OF CONTINUOUS OPERATION, EXCEPT TO THE EXTENT PERMITTED UNDER APPLICABLE LAW. THIS RESTRICTION SHALL NOT APPLY TO MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES OR OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

     Commentary: The proposed restriction, which addresses investment by the Fund in "unseasoned issuers," is in substance identical to the applicable restriction in effect for the Fund; however, the Fund states this restriction as a fundamental, rather than a non-fundamental, restriction. There is currently no applicable legal limitation concerning investment in unseasoned issuers.

     F. PURCHASE OR RETAIN THE SECURITIES OF ANY ISSUER, IF THOSE INDIVIDUAL OFFICERS AND TRUSTEES OF THE FUND, THE OFFICERS AND GENERAL PARTNER OF THE INVESTMENT MANAGER, THE DIRECTORS OF SUCH GENERAL PARTNER OR THE OFFICERS AND DIRECTORS OF ANY SUBSIDIARY THEREOF EACH OWNING BENEFICIALLY MORE THAN ONE-HALF OF ONE PERCENT OF THE SECURITIES OF SUCH ISSUER OWN IN THE AGGREGATE MORE THAN 5% OF THE SECURITIES OF SUCH ISSUER.
PAGE

     Commentary: The proposed restriction, which addresses investment by the Fund in securities of an issuer in which management of the Fund owns shares, is in substance similar to the applicable restriction in effect for the Fund; however, the Fund currently states this restriction as a fundamental, rather than a non-fundamental, restriction.

     The proposed restriction applies only to MLAM and certain affiliates. under the revised restriction, MLFD, as a subsidiary of the Investment Manager, will continue to be included in and covered by the revised restriction.

     G. INVEST IN REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR INTERESTS IN OIL, GAS OR OTHER MINERAL LEASES, OR EXPLORATION OR DEVELOPMENT PROGRAMS, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES ISSUED BY COMPANIES THAT ENGAGE IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT ACTIVITIES.

     Commentary: The proposed restriction is in substance similar to applicable restrictions in effect for the Fund; however, the Fund states such restrictions as a fundamental, rather than a non-fundamental, restriction.

     H.    WRITE,  PURCHASE  OR  SELL   PUTS,   CALLS,  STRADDLES,  SPREADS  OR
COMBINATIONS THEREOF, EXCEPT TO THE EXTENT PERMITTED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

     Commentary: The proposed restriction is in substance similar to the applicable restriction in effect for the Fund. However, the Fund states the restriction as a fundamental restriction. As a practical matter, the adoption of the foregoing as a non-fundamental restriction will not change the current policy of the Fund.

     If the proposed restrictions are approved, the Fund would not be permitted to engage in such transactions unless and until the Board determines to establish an investment policy in this regard and the Fund's Prospectus is amended.


     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED UNDER THE INVESTMENT COMPANY ACT), UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


PROPOSAL NO. 4 - APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE FUND'S DECLARATION OF TRUST IN CONNECTION WITH THE IMPLEMENTATION OF THE MERRILL LYNCH SELECT PRICING{SM} SYSTEM


DESCRIPTION OF THE SELECT PRICING SYSTEM

     General. In 1988, MLAM developed a two-class distribution system for most of its retail funds pursuant to which investors may choose to purchase Class A shares of certain MLAM-advised Funds with a front-end sales charge or Class B shares with a contingent deferred sales charge ('CDSC') and ongoing distribution fees (the 'Dual Distribution System'). The Dual Distribution System was among the first in the mutual fund industry to offer investors alternative sales charge arrangements within the same fund.

PAGE

     On April 12, 1994, the SEC issued an exemptive order permitting certain MLAM-advised mutual funds to issue multiple classes of shares
(the 'Order'). The Order permits each such fund to create an unlimited number of classes of shares to expand the types of sales charge arrangements available to Fund investors without otherwise affecting investment in the fund. In this regard, the Fund intends to implement the Select Pricing System, as have certain other MLAM-advised Funds. Under the Select Pricing System, eligible investors may choose from different sales charge alternatives in four classes of shares.

     At its meeting held September 9, 1996, the Board of Trustees of the Fund approved the manner in which shares of each class will be offered and sold under the Select Pricing System, as described in detail below. Although the Fund currently intends to implement the Select Pricing System as described herein, changes may be made to the distribution arrangements of any class at any time; however, changes will not be made to the terms of the Select Pricing System as it applies to the Fund unless and until (i) the Board of Trustees of the Fund explicitly authorizes, by resolution, any change in the terms and (ii) the Prospectus of the Fund is amended to reflect the change. Changes to the Select Pricing System ordinarily would not require a vote of the shareholders of a Fund, except in certain circumstances necessitating an amendment to the Fund's Declaration of Trust or in which fees paid by existing shareholders pursuant to Rule 12b-1 under the Investment Company Act ('Rule 12b-1') are increased.

     Upon implementation of the Select Pricing System, each holder of shares of the Fund will continue to hold such shares except that they will be reclassified as Class D shares (see "Reclassification of Outstanding Shares of the Fund" below). Although purchasers of Class D shares generally will be subject to a 1% front-end sales load, the Fund's existing shareholders will not be subject to any sales load with respect to either their reclassified Class D shares or any additional Class D shares of the Fund that they may purchase in this Fund in the future. In addition, while the Fund's existing shares are subject to a 0.15% annual distribution fee, the Class D shares will be subject to a 0.10% annual account maintenance fee. Any holder may, prior to the implementation of the Select Pricing System, exchange or redeem his shares in accordance with the rights, privileges, designations and preferences currently in effect.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Select Pricing System, followed by a more detailed description of each class.

PAGE

                                            Account
   Class      Sales Charge{1}            Maintenance      Distribution     Conversion
                                             Fee              Fee            Feature
   _____      _____________              ____________     ____________     __________
     A{2}     Maximum 1.00% initial       No               No              No
                sales charge{3}
     B        CDSC for one year, at a     0.25%            0.25%           B shares convert to D
                rate of 1.0% during the                                    shares automatically
                first year, decreasing                                     after approximately
                to 0.0% after the first                                    ten years{4}
                year
     C{5}     CDSC for one year, at a     0.25%            0.25%           No
                rate of 1.0% during the
                first year, decreasing
                to 0.0% after the first
                year
     D        Maximum 1.00% initial       0.10%            No              No
                sales charge{3}

1 Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. No charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions.
2  Offered only to eligible investors.  See "Class A" below.
3 Reduced for purchases of $100,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 0.20% CDSC for one year. See "Class A" and "Class D" below.
4 The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised Funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
5 Class C shares are available only through the Exchange Privilege, as defined below.



Class A: Class A shares will be sold subject to a front-end sales charge and will bear no ongoing distribution or account maintenance fees. They
           will  be offered to  a  limited  group  of  investors.   Among  such
           investors will be certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and to members of the boards of MLAM-advised mutual funds without an initial sales charge. As to such ML & Co.- and MLAM-related investors, the initial sales
PAGE
           charge for Class A shares will be waived in its entirety.
           Class A shares also will be issued on reinvestment of dividends paid on Class A shares. The maximum initial sales charge is 1.00% and is reduced for purchases of $100,000 and over and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs.

           EXCHANGE PRIVILEGE. THE EXCHANGE PRIVILEGE FOR CLASS A SHAREHOLDER UNDER THE SELECT PRICING SYSTEM WILL BE MORE RESTRICTIVE THAN THE CURRENT EXCHANGE PRIVILEGE. Under the Select Pricing System, Class A shareholders may exchange Class A shares of one MLAM-advised Fund for Class A shares of a second MLAM-advised Fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange. If the Class A shareholder wants to exchange his Class A shares for shares of a second fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class A or Class D shares may be exchanged for Class A shares of a second fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made.

           For example, a shareholder owns 50 Class A shares of Merrill Lynch Basic Value Fund, Inc. ("Basic Value") and 50 Class A shares of Merrill Lynch World Income Fund, Inc. ('World Income') in his personal account and 50 Class A shares of Merrill Lynch Pacific Fund, Inc. ("Pacific") in his individual retirement account ("IRA"). In his personal account, the shareholder eliminates his position in Basic Value by exchanging 25 shares of Basic Value for shares of equivalent value of World Income and 25 shares of Basic Value for shares of equivalent value of Pacific. The shareholder will receive Class A shares of World Income, because he holds World Income Class A shares in his personal account at the time of the exchange, and he will receive Class D shares of Pacific, because although he owns Pacific Class A shares, he does not hold them in his personal account. Similarly, if the shareholder decides to exchange back into Basic Value, he will receive Class D shares, because he no longer holds Class A shares of Basic Value in his personal account.

           In his IRA, if the investor decides to exchange 25 Class A shares of Pacific for shares of equivalent value of Merrill Lynch Fund for Tomorrow, Inc. ("Fund for Tomorrow"), he will receive Class D shares of Fund for Tomorrow, because he holds no Class A shares of Fund for Tomorrow in his IRA. If he decides, however, to exchange back into Pacific, he can receive Class A shares of Pacific as long as he still holds any Class A shares of Pacific in his IRA at the time of the exchange.

           Class A shareholders also may exchange Class A shares for shares of certain MLAM-advised money market funds. For further information regarding the Select Pricing System exchange privilege, see "Exchange Privilege" below.

           REDUCED INITIAL SALES CHARGES. Class A investors may qualify for reduced initial sales charges through a right of accumulation taking into account an investor's holdings of all classes of all MLAM-advised Funds. See "Right of Accumulation" below. Under a right of accumulation, certain Class A shareholders who purchase or accumulate Class A shares, together with Class B, Class C and Class D shares, of any MLAM-advised Funds which aggregate at least $1 million also qualify to add to their investment in Class A shares of a Fund without the imposition of a front-end sales charge. Although these investors may not be subject to a front-end sales charge, they may be subject to a CDSC of up to 0.20% if the shares are redeemed within one year after purchase.
PAGE

           RECLASSIFICATION OF EXISTING SHARES. Shares of the Fund outstanding on the date of the implementation of the Select Pricing System (the "Implementation Date") automatically will be reclassified as Class D shares. The reclassification of the Fund's shares as Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See "Reclassification of Outstanding Shares of the Fund" below.

Class B: Class B shares will be sold on a deferred sales charge basis. Class B shares do not incur a front-end sales charge, but they are subject to an ongoing 0.25% account maintenance fee, an ongoing 0.25% distribution fee and a CDSC for a period of one year.

           CONVERSION OF CLASS B SHARES TO CLASS D SHARES. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee but no distribution fee. Automatic conversion of Class B shares into Class D shares will occur at least once a month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. In general, Class B shares of equity Funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. If during the Conversion Period a shareholder exchanges Class B shares with a ten-year Conversion Period for Class B shares with an eight-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired. The Conversion Period for certain retirement plans will be modified as described under "Proposed Amendment to the Declaration of Trust of the Fund--Class B Retirement Plans" below.

           The Class B distribution fee is subject to the limitations on asset-based sales charges imposed by the National Association of Securities Dealers, Inc. (the "NASD"), as voluntarily modified by MLFD. See "Limitations on Asset-Based Sales Charges" below.

           EXCHANGE PRIVILEGE. Class B shareholders may exchange Class B shares of the Fund for Class B shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See 'Exchange Privilege' below.

Class C: Class C shares will not incur a front-end sales charge when purchased, but Class C shares are subject to a maximum ongoing 0.25% account maintenance fee and a 0.25% ongoing distribution fee. Class C distribution fees will equal Class B distribution fees. Class C shares are sold subject to a CDSC of 1.0% for one year. The Class C distribution fee will be charged indefinitely subject to
PAGE
           approval of the  continuance of the Fund's Class C
           Distribution Plan pursuant to Rule 12b-1 and the limitations on asset-based sales charges imposed by the NASD. See "Limitations on Asset-Based Sales Charges" below.

           EXCHANGE PRIVILEGE. Class C shareholders may exchange Class C shares of the Fund for Class C shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See 'Exchange Privilege' below.

Class D: Class D shares will be sold subject to a front-end sales charge which will be identical to the front-end sales charge imposed on Class A shares under the Select Pricing System, except that there is no waiver for purchase by retirement plans in connection with certain investment programs and that purchases of Class D shares of the Fund by the Fund's current shareholders will not be subject to an initial sales charge.

           Class D shares are charged an ongoing 0.10% account maintenance fee but are not subject to an ongoing distribution fee.

           REDUCED INITIAL SALES CHARGES. Class D investors may qualify for reduced initial sales charges through a right of accumulation taking into account the investor's holdings in Class A, Class B, Class C and Class D shares of any MLAM-advised Fund. See "Right of
           Accumulation" below. Under a right of accumulation, certain investors who purchase or accumulate at least $1 million in Class A, Class B, Class C and/or Class D shares of any MLAM-advised Funds may not be subject to a front-end sales charge upon the purchase of Class D shares; however, they may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

           EXCHANGE PRIVILEGE. Class D shareholders may exchange Class D shares of one Fund for Class D shares of any MLAM-advised mutual fund. If the shareholder holds any Class A shares of the second fund in his account at the time of the exchange, he may exchange Class D shares for Class A shares of the second fund. Class D shareholders also may exchange Class D shares of the Fund for shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

           Class D shares also will be issued upon conversion of Class B shares after the Class B Conversion Period, as more fully described below.

     MLAM developed the Dual Distribution System to provide investors with the alternative within the same Fund of purchasing shares pursuant to either the front-end sales charge method or the deferred sales charge method. The Select Pricing System was developed to expand the alternatives available under the Dual Distribution System by providing investors with additional distribution alternatives. These alternative sales arrangements permit the investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the investor's purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

     FRONT-END SALES CHARGE ALTERNATIVES. Investors who prefer a front-end sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the front-end sales charge alternative who are eligible to purchase Class A shares should purchase PAGE

Class A shares rather than Class D shares because  of  the  account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced front-end sales charges may find the front-end sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial front-end sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised Funds, those previously purchased Class A shares, as well
as any Class B,  Class  C or Class D shares   acquired, will count toward a
right of accumulation which may qualify the investor for reduced initial sales charges on new front-end sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the front-end sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The benefit of an initial sales charge waiver for investors who purchase at least $1 million in Class A, Class B, Class C or Class D shares of any MLAM-advised Funds may be offset to the extent the shareholder must pay a CDSC on shares redeemed in less than one year.

     DEFERRED SALES CHARGE ALTERNATIVES. Investors that do not qualify for a reduction of front-end sales charges may prefer the deferred sales charge alternatives, because while Class A and Class D initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution charges potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after the Conversion Period and thereafter will be subject to significantly lower ongoing fees. Class C shares of the Fund may only be purchased through the Exchange Privilege.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. In making this decision, Class B purchasers will take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the Conversion Period and thereby take advantage of the reduction in ongoing fees. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their funds invested initially and they are uncertain as to the amount of time they intend to hold the shares. Class C shareholders forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both PAGE

Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, Class B shares are further limited under a MLFD voluntary waiver of asset-based sales charges. See "Limitations on Asset-Based Sales Charges" below.

              __________________________________________________


     Each Class A, Class B, Class C and Class D share of the Fund will represent identical interests in the investment portfolio of the Fund and have the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fee and Class B and Class C shares also bear the expenses of the ongoing distribution fee and the additional incremental transfer agency costs resulting from the deferred sales charge arrangement. Class B, Class C and Class D shares have exclusive voting rights with respect to the distribution plan adopted pursuant to Rule 12b-1 applicable to each respective class. Each class also has different exchange privileges. The deferred sales charges that are imposed on Class B and Class C shares will be imposed directly and respectively against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option.

     The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund. Outstanding shares will not be subject to any charge as a result of the reclassification. Four new and separate classes will be added (and the outstanding shares of the Fund will be reclassified as one of these), having no adverse effect on the shares that are issued and outstanding; however, the creation of Class D will provide a significant benefit to Class B shareholders as described herein.

     EXCHANGE PRIVILEGE. As previously stated, investors who hold Class A shares of a MLAM-advised Fund in an account will be entitled, subsequent to the Implementation Date, to purchase additional Class A shares of that fund in that account only. Current Class A shareholders that do not qualify to purchase Class A shares under the Select Pricing System and wish to exchange their Class A shares for shares of a second MLAM-advised Fund will receive Class A shares of that fund only if such shareholder owned Class A shares of the second fund on the date of the exchange. Otherwise, shareholders that do not qualify to purchase Class A shares under the Select Pricing System will receive Class D shares in exchange for Class A shares after the Implementation Date. Investors will have the right to exchange Class D shares for Class A shares of any MLAM-advised Fund held in the account, provided that Class A shares of such fund acquired in the exchange are held in the account at the time of the exchange.

     Class A and Class D shares also will be exchangeable for shares of certain money market funds specifically designated as available for exchange by holders of Class A or Class D shares. The period of time that Class A or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed in connection with a reduced initial sales charge purchase.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable PAGE at the time of the exchange on the new Class A or Class D shares.  With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load
basis in each  of  the funds offering  Class  A  or  Class  D  shares.   For
purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     Class B and Class C shares will be exchangeable only with shares of the same class of other mutual funds advised by MLAM as well as certain money market funds specifically designated as available for exchange by holders of Class B or Class C shares. The period of time that Class B or Class C shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of the CDSC for Class B or Class C shares or the Conversion Period for Class B shares.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the CDSC schedule applicable to the Fund if such schedule is higher than the CDSC schedule relating to the Class B shares acquired in the exchange. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule only if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made, otherwise the CDSC schedules of the other fund will apply.

     RIGHT OF ACCUMULATION. Under the Select Pricing System, reduced sales charges will be applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of a MLAM-advised Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then net asset value or cost, whichever is higher, of the purchaser's combined holdings of Class A, Class B, Class C and Class D shares of such fund and of any other MLAM-advised Fund.

     RECLASSIFICATION OF OUTSTANDING SHARES OF THE FUND. Outstanding shares of the Fund will be automatically redesignated Class D shares on the Implementation Date. Subsequent to the Implementation Date, reinvestment of dividends paid on these reclassified shares of the Fund will be in Class D shares.

     Reclassification   of   shares   of  the  Fund  in  connection  with   the
implementation of the Select Pricing System will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     LIMITATIONS ON ASSET-BASED SALES CHARGES. Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD. As applicable to the Fund, the NASD rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B or Class C shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). The maximum allowable payments under the NASD rule is referred to as the NASD maximum. Aggregate distribution fee payments on Class C shares will be limited in accordance with the NASD maximum.

     With respect to Class B shares, MLFD has agreed voluntarily to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to MLFD (referred to as the "Class B voluntary maximum") is 6.75% of eligible gross sales. MLFD retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the Class B voluntary maximum, in the case of Class B shares, or PAGE the NASD maximum, in the case of Class C shares, the Fund will not make further payments of the distribution fee and any CDSCs will be paid to the Fund rather than to MLFD; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the Class B voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD maximum will not be made.
PROPOSED AMENDMENT TO THE DECLARATION OF TRUST OF THE FUND

     On September 9, 1996, the Board of Trustees of the Fund approved the Select Pricing System and related amendments to the Fund's Declaration of Trust. The proposed amendments to the Declaration of Trust, among other things, will enable the Fund to issue additional classes of shares and to institute the Class B to Class D automatic conversion feature which is integral to the implementation of the Select Pricing System. In addition, the proposed amendment to the Fund's charter also will permit the Board to institute automatic conversion features with respect to all classes by reclassifying issued shares of the Fund into additional classes at a future date.

     CLASS B RETIREMENT PLANS. Certain investors may purchase Class B shares of the Fund through retirement plans. These purchases may qualify for a waiver of the CDSC normally imposed on purchases of Class B shares (retirement plans holding Class B shares purchased without a CDSC are herein referred to as "Class B Retirement Plans"). Since these Class B shares may be sold without a CDSC, the length of time that such shares are held may not be tracked, and therefore it may not be possible to convert Class B Retirement Plan shares to Class D shares in the same manner as other Class B shares.

     To ensure that both the Class B Retirement Plan shareholders and the other Class B shareholders are treated fairly under the Select Pricing System, rather than imposing the usual Class B Conversion Periods which apply to the shares, a ten-year Conversion Period will be applied to each Class B Retirement Plan. After the Implementation Date, the Class B Retirement Plans will continue to purchase Class B shares without a CDSC. When the first share of any MLAM-advised fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between the MLAM-advised funds and the plan was established), all Class B shares of the Fund held in that Class B Retirement Plan will be converted into Class D shares of the Fund. Subsequent to such conversion, that retirement plan will be sold Class D shares of the Fund.


     TEXT OF PROPOSED CHARTER AMENDMENT. Section 6.1 will be amended in its entirety to read as follows:

                Beneficial  Interest.    The   interest  of  the  beneficiaries
                ____________________
           hereunder shall be divided into transferable shares of beneficial interest, par value $0.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of the Shareholders, may divide the shares of beneficial interest into classes. In such event, each class shall represent interests in the Trust property and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related directly or indirectly to the distribution of the shares of a class may be borne solely by such class (as shall be determined by the Trustees) and, as provided in Section 10.8, a class may have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class. The bearing of such expenses solely by a class of Shares shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such class. The Trustees may provide that shares of a class will be exchanged for shares of another class without any act or deed on the part of the holder of shares of the class being exchanged, whether or not shares of such class are issued and outstanding, all on terms
PAGE
           and conditions  as  the  Trustees  may  specify.   The
           Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest.
           The division of the Shares into classes and the terms and conditions pursuant to which the Shares of the classes will be
           issued must be made  in compliance with the 1940 Act.   All  Shares
           issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.


           Section 6.2 will be amended in its entirety to read as follows:

                Rights of Shareholders.  The ownership of the Trust Property of
                ______________________
           every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights of appraisal specified in Section
           11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).


           Section 10.8 will be amended in its entirety to read as follows:

                Voting Powers.  The Shareholders  shall  have power to vote (i)
                _____________
           for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in
           Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.8; (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval. If the Shares of a Series shall be divided into classes as provided in
           Article VI hereof, the Shares of each class shall have identical voting rights except that the Trustees, in their discretion, may provide a class with exclusive voting rights with respect to matters related to expenses being borne solely by such class whether or not shares of such class are issued and outstanding.

     Implementation of the Select Pricing System is conditioned upon approval of the amendment to the Fund's Declaration of Trust by all shareholders of the Fund, voting as a single class. On September 9, 1996, the Board of Trustees of the Fund approved the proposed amendment to the Fund's Declaration of Trust. PAGE

Unless the Board of Trustees determines otherwise, it is anticipated that this proposal, if approved by the shareholders of the Fund, will be implemented on November 1, 1996.

     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED UNDER THE INVESTMENT COMPANY ACT), UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.



PROPOSAL NO. 5 - SELECTION OF INDEPENDENT AUDITORS

     The Board, including a majority of the Trustees who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     Deloitte & Touche LLP ("D&T") acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of the Fund's independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED UNDER THE INVESTMENT COMPANY ACT), UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.



                        ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing by the Fund of the proxy materials in connection with the matters to be considered at the meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

     The proposal to elect the Fund's Board of Trustees (Proposal 1) may be approved by a plurality of the votes cast by the Fund's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted.

     The proposal to ratify the selection of the Fund's independent auditors (Proposal 5) may be approved by the affirmative vote of a majority of the Fund's shares represented at a meeting at which a quorum is duly constituted.

     The proposals to amend the fundamental investment restrictions of the Fund (Proposal 3) and to change the investment objectives and policies and the name of the Fund (Proposal 2) require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.
PAGE

     The proposal to amend the Fund's Declaration of Trust (Proposal 4) must be approved by the affirmative vote of a majority of the outstanding shares of the Fund.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. A quorum consists of 33 1/3% of the shares entitled to vote at the Meeting, present in person or by proxy.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board nominees, "FOR" the ratification of the independent auditors, 'FOR' the amendments to the fundamental investment restrictions of the Fund and "FOR" the charter amendment.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Proposal 1) the ratification of the selection of independent auditors (Proposal 5) and the proposed charter amendment (Proposal 4) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the amendments to the fundamental investment restrictions (Proposal 3) and the changes to the Fund's investment objectives and policies and name (Proposal 2). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Proposals 1, 2 and 5 in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Proposal 1; however, abstentions and broker non-votes will have the same effect as a vote against Proposals 2, 3, 4 and 5.

     The Fund's Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the Trustees under the charter collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, Officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the Fund Estate only shall be liable.


ADDRESS OF INVESTMENT ADVISER

     The principal office of MLAM is located at P.O. Box 9011, Princeton, New Jersey 08543-9011.


PAGE

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1995 and its semi-annual report for the six months ended April 30, 1996 to any stockholder upon request. Such requests should be directed in writing to State Street Bank and Trust Company, P.O. Box 8500, Boston, Massachusetts 02266-8500.


MEETINGS OF SHAREHOLDERS

     The Fund's Declaration of Trust does not require that the Fund hold an annual meeting of shareholders. The Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust of the Fund provides for the calling of shareholders' meetings at the request of 10% of the outstanding shares or by a majority of the Trustees.


By Order of the Board

JERRY WEISS
     SECRETARY


Dated: October 1, 1996


PAGE

                                                             APPENDIX A

                        INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following investment restrictions, none of which may be changed without the approval of a majority of the Fund's outstanding shares (which for this purpose and under the Investment Company Act of 1940 means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less). The Fund may not:

           (1) Make investments for the purpose of exercising control or management.

           (2) Purchase or sell real estate; provided that to the extent permitted by the regulations of the Office of Thrift Supervision and the National Credit Union Administration (the "Regulations"), the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

           (3) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position.

           (4) Make loans to other persons (except as provided in (11) below); provided that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures, or other corporate debt securities and investment in governmental and supranational obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

           (5) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

           (6) Purchase or sell interests in oil, gas or other mineral exploration or development programs.

           (7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase interest rate futures and related options to the extent permitted by the Regulations (such transactions currently are not permitted by the Regulations).

     Additional investment restrictions which may be changed by the trustees, but only if such changes would comply with the Regulations, provide that the Fund may not:

           (8) Invest in securities of issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's total assets, taken at market value at the time of investment, would be invested in such securities.

           (9) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

           (10) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

           (11) Lend its portfolio securities, except that the Fund may lend portfolio securities with an aggregate value up to 33 1/3 percent of its total assets, taken at market value, in accordance with the guidelines set forth below.

     Subject to investment restriction (11) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash (or cash equivalents consisting of securities issued or guaranteed by the U.S. Government which may be held as portfolio securities pursuant to the Fund's investment policies) which will be maintained in an amount equal to at least 102% of the current market value of the loaned securities. During the period of the loan, the Fund receives income on the loaned securities and a loan fee and thereby increases the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

     The trustees have established the policy that the Fund will not purchase or retain the securities of any issuer, if those individual officers and trustees or directors of the Fund, the Investment Adviser or the Distributor for the Fund each owning beneficially more than one-half of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act of 1940.

     Because of the affiliation of the Investment Adviser with the Fund, the Fund is prohibited from engaging in certain transactions involving the Investment Adviser's affiliate, FAM, or its affiliates except for brokerage transactions permitted under the Investment Company Act of 1940 involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act of 1940. Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933 in which such firms or any of their affiliates participate as an underwriter or dealer.